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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                          0-24068                76-0190827
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5.  OTHER EVENTS

     On June 30, 1999, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of H&N Printing and Graphics of Baltimore, Maryland. A copy of the press release is attached hereto as Exhibit 99.1.

     On June 30, 1999, the Company announced that it signed a letter of intent to acquire Multiple Images Printing, Inc. of Chicago, Illinois. A copy of the press release is attached hereto as Exhibit 99.2.

     On June 30, 1999, the Company announced that it signed a letter of intent to acquire T/O Printing of Westlake Village, California. A copy of the press release is attached hereto as Exhibit 99.3.

     On July 1, 1999, the Company announced that it signed a letter of intent to acquire Anderson Printing of Hollywood, California. A copy of the press release is attached hereto as Exhibit 99.4.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBIT

     The following exhibits are filed herewith:


     99.1 Press release of the Company dated June 30, 1999, related to the completion of the acquisition of H&N Printing and Graphics of Baltimore, Maryland.

     99.2 Press release of the Company dated June 30, 1999, related to the signing of a letter of intent to acquire Multiple Images Printing, Inc. of Chicago, Illinois.

     99.3 Press release of the Company dated June 30, 1999, related to the signing of a letter of intent to acquire T/O Printing of Westlake Village, California.

     99.4 Press release of the Company dated July 1, 1999, related to the signing of a letter of intent to acquire Anderson Printing of Hollywood, California.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                          CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)


                                          By: /s/ G. Christopher Colville
                                                  G. Christopher Colville
                                                  Executive Vice President-
                                                    Mergers & Acquisitions,
                                                    Chief Financial
                                                    and Accounting Officer

Date:  July 6, 1999

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